SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

ULTRASTRIP SYSTEMS, INC.

__________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Florida __________________________________	000-25663 _________________	65-0841549 ________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3515 S.E. Lionel Terrace, Stuart, Florida 34997

__________________________________________________________________________________

 (Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:   (772) 287-4846

Item 5.     Other Events and Regulation F-D Disclosure.

On June 11, 2003, UltraStrip Systems, Inc. announced its unaudited financial results for the year ended December 31, 2002 and preliminary results for the three months ended March 31, 2003. A copy of the press release making such announcement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

    (c)

Exhibits

    99.1

Press Release dated June 11, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.

By:

/s/ ROBERT O. BARATTA

Name:  Robert O. Baratta

Title:

President, Chief Executive Officer

And Vice Chairman

Dated:   June 11, 2003

EXHIBIT INDEX

________________________

99.l

Press Release dated  June 11, 2003